Exhibit 10.3
ALLTEL COMMUNICATIONS, INC.
ALLTEL COMMUNICATIONS FINANCE, INC.

$810,000,000 10.375%/11.125% Senior Toggle Notes due 2017

GSMP Registration Rights Agreement

December 3, 2007

GSMP V Onshore US, Ltd.,
GSMP V Offshore US, Ltd and
GSMP V Institutional US, Ltd

Collectively, as the GSMP Purchasers

c/o Goldman, Sachs & Co.,
85 Broad Street,
New York, New York 10004
Tel.: 212-357-5505
Attention: Eric Goldstein

Ladies and Gentlemen:

Alltel Communications, Inc. (“ACI”) and Alltel Communications Finance, Inc. (together with ACI, the “Issuer Subs”), corporations organized under the laws of Delaware, propose to issue and sell to certain initial purchasers (the “Initial Purchasers”) their $ 1,000,000,000 principal amount of 10.375%/11.125% Senior Toggle Notes due 2017 (the “Senior Toggle Notes”), upon the terms set forth in the Purchase Agreement among Alltel Corporation, a corporation organized under the laws of Delaware (the “Company”), the Issuer Subs, the Subsidiary Guarantors (as defined below) and the Representatives (as defined therein) dated November 16, 2007 (the “Purchase Agreement”) relating to the initial placement of the Securities (as defined below).  Senior Toggle Notes in the principal amount of $190,000,000 purchased by the Initial Purchasers are entitled to the benefits of the Registration Rights Agreement entered into among the Company, the Issuer Subs, the Subsidiary Guarantors and the Representatives (as defined therein), dated December 3, 2007 (the “Initial Purchasers’ Registration Rights Agreement”).

The Issuers (as defined below) acknowledge that the Initial Purchasers will resell (the “Placement”) $810,000,000 in principal amount of Senior Toggle Notes to certain purchasers parties hereto (the “GSMP Purchasers”).  In order to induce the GSMP Purchasers to purchase the Senior Toggle Notes, the Issuers are willing to grant to the GSMP Purchasers, together with the holders from time to time of the GSMP Securities (as defined below) (each a “Holder” and, collectively, the “Holders”) registration rights substantially similar to those set forth in the Initial Purchasers’ Registration Rights Agreement.

The Senior Toggle Notes will be unconditionally guaranteed on a senior unsecured basis (the “Guarantees” and together with the Senior Toggle Notes, the “Securities”) by the subsidiary guarantors listed on the signature pages hereto (the “Subsidiary Guarantors”) and the Company (collectively, the “Guarantors” and, together with the Issuer Subs, the “Issuers”).

Accordingly, the Issuers agree with you for your benefit and the benefit of the Holders as follows:

1.  Definitions.  Capitalized terms used herein without definition shall have their respective meanings set forth in the Initial Purchaser Registration Rights Agreement, except where otherwise indicated.  As used in this Agreement, the following capitalized defined terms shall have the following meanings:

“Affiliate” shall have the meaning specified in Rule 405 under the Act and the terms “controlling” and “controlled” shall have meanings correlative thereto.

“broker-dealer” shall mean any broker or dealer registered as such under the Exchange Act.

“Business Day” shall mean any day other than a Saturday, a Sunday or a legal holiday or a day on which banking institutions or trust companies are authorized or obligated by law to close in New York City.

“Closing Date” shall mean the date of the first issuance of the Securities.

“Commission” shall mean the Securities and Exchange Commission.

“Conduct Rules” shall mean the Conduct Rules and the By-Laws of the Financial Industry Regulatory Authority.

“Effective Time” shall mean the time and date as of which the Commission declares the Shelf Registration Statement effective or as of which the Shelf Registration Statement otherwise becomes effective pursuant to the Securities Act.

“Exchange Act” shall mean the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission promulgated thereunder.

“Final Memorandum” shall mean the offering memorandum, dated November 16, 2007, relating to the offer and sale of the Securities, including any and all exhibits thereto and any information incorporated by reference therein as of such date.

“GSMP Purchasers” shall have the meaning set forth in the preamble hereto.

“GSMP Securities”  shall mean $810,000,000 of Senior Toggle Notes purchased by GSMP Purchasers and the related Guarantees.

“Guarantees” shall have the meaning set forth in the preamble hereto.

“Guarantors” shall have the meaning set forth in the preamble hereto.

“Holder” shall have the meaning set forth in the preamble hereto.

“Indenture” shall mean the Indenture relating to the Securities, dated as of December 3, 2007, among the Issuers and Wells Fargo Bank, National Association, as trustee, as the same may be amended from time to time in accordance with the terms thereof.

“Issuers” shall have the meaning set forth in the preamble hereto.

“Issuer Subs” shall have the meaning set forth in the preamble hereto.

“Losses” shall have the meaning set forth in Section 5(d) hereof.

“Majority Holders” shall mean, on any date, Holders of a majority of the aggregate principal amount of Securities registered under a Registration Statement.

“Managing Underwriters” shall mean the investment banker or investment bankers and manager or managers that administer an underwritten offering, if any, under a Registration Statement.

“New Securities” shall mean debt securities of the Issuer Subs and guarantees by the Guarantors, in each case identical in all material respects to the Senior Toggle Notes and the related Guarantees (except that the transfer restrictions shall be modified or eliminated, as appropriate) to be issued under the Indenture in connection with sales effected pursuant to the Shelf Registration Statement.

“Placement” shall have the meaning set forth in the preamble hereto.

“Prospectus” shall mean the prospectus included in any Registration Statement (including, without limitation, a prospectus that discloses information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A under the Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the GSMP Securities covered by such Registration Statement, and all amendments and supplements thereto, including any and all exhibits thereto and any information incorporated by reference therein.

“Purchase Agreement” shall have the meaning set forth in the preamble hereto.

“Request Date” shall have the meaning set forth in Section 2(a) hereof.

“Registrable Securities” shall mean the GSMP Securities other than those that have been (A) registered under a Registration Statement and disposed of in accordance therewith or (B) distributed to the public pursuant to Rule 144 under the Act or any successor rule or regulation thereto that may be adopted by the Commission.

“Registration Default” shall have the meaning set forth in Section 7 hereof.

“Registration Statement” shall mean any Shelf Registration Statement that covers any of the Registrable Securities pursuant to the provisions of this Agreement, any amendments and supplements to such registration statement, including post-effective amendments (in each case including the Prospectus contained therein), all exhibits thereto and all material incorporated by reference therein.

“Securities” shall have the meaning set forth in the preamble hereto.

“Securities Act” shall mean the Securities Act of 1933, as amended, and the rules and regulations of the Commission promulgated thereunder.

“Senior Toggle Notes” shall have the meaning set forth in the preamble hereto.

“Shelf Registration” shall mean a registration effected pursuant to Section 2 hereof.

“Shelf Registration Period” shall have the meaning set forth in Section 2(b)(ii) hereof.

“Shelf Registration Statement” shall mean a “shelf” registration statement of the Issuer Subs pursuant to the provisions of Section 2 hereof which covers some or all of the GSMP Securities on an appropriate form under Rule 415 under the Securities Act, or any similar rule that may be adopted by the Commission, amendments and supplements to such registration statement, including post-effective amendments, in each case including the Prospectus contained therein, all exhibits thereto and all material incorporated by reference therein.

“Trustee” shall mean the trustee with respect to the Securities under the Indenture.

“Trust Indenture Act” shall mean the Trust Indenture Act of 1939, as amended, and the rules and regulations of the Commission promulgated thereunder.

“Underwriter” shall mean any underwriter of GSMP Securities in connection with an offering thereof under a Shelf Registration Statement.

2.  Shelf Registration.

        (a)              If (i) either (x) an Exchange Offer Registration Statement is required to be filed pursuant to Section 2(a) of the Initial Purchasers’ Registration Rights Agreement or (y) the Senior Toggle Notes held by non-affiliates of the Issuers become eligible for resale to the public without registration under the Securities Act, and (ii) any GSMP Purchaser so requests with respect to the Registrable Securities on any date (such date, a “Request Date”) following the earlier to occur of the consummation of the Registered Exchange Offer or, if the Exchange Offer Registration Statement is not required to be filed pursuant to Section 2(a) of the Initial Purchasers’ Registration Rights Agreement, 367 days after the Closing Date, the Issuers shall use their commercially reasonable efforts to file a Shelf Registration Statement with respect to the offer and sale of the Registrable Securities in accordance with subsection (b) below.

        (b)               If a Shelf Registration Statement with respect to the offer and sale of the Registrable Securities is required to be filed and declared effective pursuant to this Section 2,

(i) the Issuers shall as promptly as practicable (but in no event more than 45 days after the Request Date) file with the Commission and shall use their commercially reasonable efforts to cause to be declared effective under the Securities Act within 367 days after the Request Date, a Shelf Registration Statement relating to the offer and sale of the Registrable Securities (which may be an “automatic shelf registration statement” as defined in Rule 405 of the Securities Act (an “Automatic Shelf Registration Statement”) if the filing satisfies all relevant requirements for such an Automatic Shelf Registration Statement), by the Holders thereof from time to time in accordance with the methods of distribution elected by such Holders and set forth in such Shelf Registration Statement; provided, however, that no Holder (other than a GSMP Purchaser) shall be entitled to have the GSMP Securities held by it covered by such Shelf Registration Statement unless such Holder agrees in writing to be bound by all of the provisions of this Agreement applicable to such Holder.

(ii)                          Subject to Section 3(h), the Issuers shall use their commercially reasonable efforts to keep the Shelf Registration Statement continuously effective, supplemented and amended as required by the Securities Act, until the earliest of (A) the second anniversary of the Request Date; (B) the date upon which all the GSMP Securities covered by such Shelf Registration Statement have been sold pursuant to such Shelf Registration Statement; or (C) the date upon which all the GSMP Securities covered by such Shelf Registration Statement become eligible for resale, without regard to volume, manner of sale or other restrictions contained in Rule 144 (the “Shelf Registration Period”).  The Issuers shall be deemed not to have used their commercially reasonable efforts to keep the Shelf Registration

Statement effective during the Shelf Registration Period if they voluntarily take any action that would result in Holders of GSMP Securities covered thereby not being able to offer and sell such GSMP Securities at any time during the Shelf Registration Period, unless such action is (x) required by applicable law or otherwise undertaken by the Issuers in good faith and for valid business reasons (not including avoidance of the Issuers’ obligations hereunder), including the acquisition or divestiture of assets or a financing and (y) permitted pursuant to Section 3(h)(ii) hereof.

(iii)  The Issuers shall cause the Shelf Registration Statement and the related Prospectus and any amendment or supplement thereto, as of the effective date of the Shelf Registration Statement or such amendment or supplement, (A) to comply in all material respects with the applicable requirements of the Securities Act; and (B) not to contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein (in the case of the Prospectus, in the light of the circumstances under which they were made) not misleading.

3.  Additional Registration Procedures.  In connection with any Shelf Registration Statement, the following provisions shall apply.

(a)  The Issuers shall:

(i)  furnish to each of the GSMP Purchasers not less than five Business Days prior to the filing thereof with the Commission, a copy of the Shelf Registration Statement, and each amendment thereof and each amendment or supplement, if any, to the Prospectus included therein and shall use their reasonable best efforts to reflect in each such document, when so filed with the Commission, such comments as the GSMP Purchasers reasonably propose;

(ii)  include the names of the Holders that propose to sell GSMP Securities pursuant to the Shelf Registration Statement as selling security holders.

(b)  The Issuers shall ensure that:

                                            (i)  any Registration Statement and any amendment thereto and any Prospectus forming part thereof and any amendment or supplement thereto complies in all material respects with the Securities Act; and

                                            (ii)  any Registration Statement and any amendment thereto does not, when it becomes effective, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, it being understood that, with respect to the information about Holders in any Shelf Registration Statement, the Issuers will be relying solely on responses provided by Holders to a notice and questionnaire.

(c)  The Issuers shall advise the GSMP Purchasers and, to the extent the Issuers have been provided in writing a telephone or facsimile number and address for notices, the Holders of Securities covered by any Shelf Registration Statement and, if requested by any such Holder, shall confirm such advice in writing (which notice pursuant to clauses (ii) through (v) hereof shall be accompanied by an instruction to suspend the use of the Prospectus until the Issuers shall have remedied the basis for such suspension):

(i)  when a Registration Statement and any amendment thereto has been filed with the Commission and when the Registration Statement or any post-effective amendment thereto has become effective;

(ii)  of any request by the Commission for any amendment or supplement to the Registration Statement or the Prospectus or for additional information;

(iii)  of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the institution or threatening of any proceeding for that purpose;

(iv)  of the receipt by the Issuers of any notification with respect to the suspension of the qualification of the securities included therein for sale in any jurisdiction or the institution or threatening of any proceeding for such purpose; and

(v)  unless notice has been provided pursuant to Section 3(h)(ii), of the happening of any event that requires any change in the Registration Statement or the Prospectus so that, as of such date, such Registration Statement and Prospectus (A) do not contain any untrue statement of a material fact and (B) do not omit to state a material fact required to be stated therein or necessary to make the statements therein (in the case of the Prospectus, in the light of the circumstances under which they were made) not misleading.

(d)  The Issuers shall use their commercially reasonable efforts to obtain as soon as possible the withdrawal of any order suspending the effectiveness of any Registration Statement or the qualification of the securities therein for sale in any jurisdiction.

(e)  The Issuers shall furnish, upon written request, to each Holder of GSMP Securities covered by the Shelf Registration Statement, without charge, at least one copy of such Shelf Registration Statement and any post-effective amendment thereto, including all material incorporated therein by reference, and, if the Holder so requests in writing, all exhibits thereto (including exhibits incorporated by reference therein).

(f)  The Issuers shall, during the Shelf Registration Period, deliver to each Holder of GSMP Securities covered by the Shelf Registration Statement, without charge, as many copies of the Prospectus (including the preliminary Prospectus) included in such Shelf Registration Statement and any amendment or supplement thereto as such Holder may reasonably request.  The Issuers consent to the use of the Prospectus or any amendment or supplement thereto by each of the selling Holders of GSMP Securities in connection with the offering and sale of the GSMP Securities covered by the Prospectus, or any amendment or supplement thereto, included in the Shelf Registration Statement.

(g)  Prior to any offering of GSMP Securities pursuant to any Registration Statement, the Issuers shall arrange, if necessary, for the qualification of the GSMP Securities for sale under the laws of such jurisdictions as any Holder shall reasonably request and shall maintain such qualification in effect so long as required; provided that in no event shall the Issuers be obligated to qualify to do business in any jurisdiction where they are not then so qualified or to take any action that would subject it to general service of process in any such jurisdiction where it is not then so subject or otherwise subject itself to taxation in any such jurisdiction.

(h)  The Issuers shall cooperate with the Holders of GSMP Securities to facilitate the timely preparation and delivery of certificates representing GSMP Securities to be issued or sold pursuant to any Registration Statement free of any restrictive legends and in such denominations and registered in such names as Holders may request.

    (i)  Subject to clause (ii) below, upon the occurrence of any event contemplated by subsections (c)(ii) through (v) above, the Issuers shall promptly (or within the time period provided for by clause (ii) hereof, if applicable) prepare a post-effective amendment to the Registration Statement or an amendment or supplement to the related Prospectus or file any other required document so that, as thereafter delivered to GSMP Purchasers of the GSMP Securities included therein, the Prospectus will not include an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

    (ii)  Upon the occurrence or existence of any pending corporate development or any other material event that, in the reasonable judgment of the Issuers, makes it appropriate to suspend the availability of the Shelf Registration Statement and the related Prospectus, the Issuers shall give notice (without notice of the nature or details of such events) to the Holders that the availability of the Shelf Registration Statement is suspended and, upon actual receipt of any such notice, each Holder agrees not to sell any Registrable Securities pursuant to the Shelf Registration Statement until such Holder’s receipt of copies of the supplemented or amended Prospectus provided for in clause (i) hereof, or until it is advised in writing by the Issuers that the Prospectus may be used, and has received copies of any additional or supplemental filings that are incorporated or deemed incorporated by reference in such Prospectus.  The period during which the availability of the Shelf Registration Statement and any Prospectus is suspended shall not exceed 45 days in any three-month period or 90 days in any twelve-month period.

(i)  Not later than the effective date of the Shelf Registration Statement, the Issuers shall provide a CUSIP number for the GSMP Securities registered under such Shelf Registration Statement and provide, as may be necessary, the Trustee with printed certificates for such GSMP Securities, in a form eligible for deposit with The Depository Trust Company.

(j)  The Issuers shall comply with all applicable rules and regulations of the Commission and shall make generally available to its security holders an earnings statement satisfying the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder as soon as practicable after the effective date of the Registration Statement and in any event no later than 45 days after the end of a 12-month period (or 90 days, if such period is a fiscal year) beginning with the first month of the Issuers’ first fiscal quarter commencing after the effective date of the Registration Statement.

(k)  The Issuers shall cause the Indenture to be qualified under the Trust Indenture Act in a timely manner.

(l)  The Issuers may require each Holder of securities to be sold pursuant to the Shelf Registration Statement to furnish to the Issuers such information regarding the Holder and the distribution of such securities as the Issuers may from time to time reasonably require for inclusion in such Shelf Registration Statement.  The Issuers may exclude from such Shelf Registration Statement the Securities of any Holder that unreasonably fails to furnish such information within a reasonable time after receiving such request.

(m)  In the case of the Shelf Registration Statement, the Issuers shall enter into customary agreements (including, if requested, an underwriting agreement in customary form) and take all other appropriate actions in order to expedite or facilitate the registration or the disposition of the GSMP Securities, and in connection therewith, if an underwriting agreement is entered into, cause the same to contain indemnification provisions and procedures no less favorable than those set forth in Section 5 hereof (or such other provisions and procedures acceptable to the GSMP Purchasers and the Managing Underwriters, if any, with respect to all parties to be indemnified pursuant to Section 5).

(n)  In the case of any Shelf Registration Statement, the Issuers shall:

(i)  make reasonably available for inspection by a representative of the Holders of GSMP Securities to be registered thereunder (an “Inspector”), any underwriter participating in any disposition pursuant to such Registration Statement, one firm of accountants designated by the GSMP Purchasers, if any GSMP Purchaser is a Holder of GSMP Securities to be registered or, by the Majority Holders of GSMP Securities to be registered thereunder, if no GSMP Purchaser is a Holder of the GSMP Securities, and one attorney and one firm of accountants designated by such underwriter or underwriters, at reasonable times and in a reasonable manner, all relevant financial and other records and pertinent corporate documents of the Issuers and their subsidiaries;

(ii)  cause each Issuers’ officers, directors, employees, accountants and auditors to supply all relevant information reasonably requested by the Inspector or any such underwriter, attorney or accountant in connection with any such Registration Statement as is customary for similar due diligence examinations; provided, however, that any information that is designated in writing by the Issuers, in good faith, as confidential at the time of delivery of such information shall be kept confidential by such underwriter or underwriters or any such attorney or accountant, unless such disclosure is made in connection with a court proceeding or required by law, or such information becomes available to the public generally or through a third party without an accompanying obligation of confidentiality;

(iii)  make such representations and warranties to the Holders of GSMP Securities registered thereunder and the underwriters, if any, in form, substance and scope as are customarily made by issuers to underwriters in primary underwritten offerings and covering matters including, but not limited to, those set forth in the Purchase Agreement;

(iv)  obtain opinions of counsel to the Issuers and updates thereof (which counsel and opinions (in form, scope and substance) shall be reasonably satisfactory to the Managing Underwriters, if any) addressed to each selling Holder and the underwriters, if any, covering such matters as are customarily covered in opinions requested in underwritten offerings and such other matters as may be reasonably requested by such Holders and underwriters;

(v)  obtain “comfort” letters and updates thereof from the independent certified public accountants of the Issuers (and, if necessary, any other independent certified public accountants of any subsidiary of the Issuers or of any business acquired by the Issuers for which financial statements and financial data are, or are required to be, included in the Registration Statement), addressed to each selling Holder of GSMP Securities registered thereunder and the underwriters, if any, in customary form and covering matters of the type customarily covered in “comfort” letters in connection with primary underwritten offerings; and

(vi)  deliver such documents and certificates as may be reasonably requested by the GSMP Purchasers or the Managing Underwriters, if any, including those to evidence compliance with Section 3(h) and with any customary conditions contained in the underwriting agreement or other agreement entered into by the Issuers.

The actions set forth in clauses (iii), (iv), (v) and (vi) of this paragraph (n) shall be performed at (A) the effectiveness of such Registration Statement and each post-effective amendment thereto; and (B) each closing under any underwriting or similar agreement as and to the extent required thereunder.

(o)  The Issuers shall use their reasonable best efforts if the GSMP Securities have been rated prior to the initial sale of such GSMP Securities, to confirm such ratings will apply to the GSMP Securities covered by a Registration Statement.

(p)  In the event that any broker-dealer shall underwrite any GSMP Securities or participate as a member of an underwriting syndicate or selling group or “assist in the distribution” (within the meaning of the Conduct Rules) thereof, whether as a Holder of such GSMP Securities or as an underwriter, a placement or sales agent or a broker or dealer in respect thereof, or otherwise, the Issuers shall assist such broker-dealer in complying with the Conduct Rules.

(q)  The Issuers shall use their reasonable best efforts to take all other steps necessary to effect the registration of the GSMP Securities covered by a Registration Statement.

(r)  Upon consummation of a sale of the GSMP Securities pursuant to the Shelf Registration Statement, the Issuers shall use commercially reasonable efforts, subject to such applicable rules and regulations as may be relevant, including those of applicable clearing systems, to ensure that the GSMP Securities shall have the same CUSIP or, are otherwise fungible with, the New Securities.

                4.      Registration Expenses.  The Issuers shall bear all expenses incurred in connection with the performance of their obligations under Sections 2 and 3 hereof and will reimburse the Holders for the reasonable fees and disbursements of one firm or counsel (which shall initially be Fried, Frank, Harris, Shriver & Jacobson LLP, but which may be another nationally recognized law firm experienced in securities matters designated by the GSMP Purchasers) to act as counsel for the Holders in connection therewith.  Notwithstanding the foregoing, the Holders shall pay all agency fees and commissions and underwriting discounts and commissions and the fees and disbursements of any counsel or other advisors or experts retained by such Holders (severally or jointly), other than the one counsel specifically referred to above.

5.      Indemnification and Contribution.

(a)  The Issuers agree, jointly and severally, to indemnify and hold harmless each Holder of GSMP Securities, covered by any Registration Statement and each GSMP Purchaser the directors, officers, employees, Affiliates and agents of each such Holder or GSMP Purchaser and each person who controls any such Holder or GSMP Purchaser against any and all losses, claims, damages or liabilities, joint or several, to which they or any of them may become subject under the Securities Act, the Exchange Act or other federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in a Registration Statement as originally filed or in any amendment thereof or in any preliminary Prospectus or the Prospectus, or in any amendment thereof or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein (in the case of any preliminary Prospectus or the Prospectus, in the light of the circumstances under which they were made) not misleading, and agrees to reimburse each such indemnified party, as incurred, for any legal or other expenses reasonably incurred by it in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that no Issuer will be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with written information furnished to the Issuers by or on behalf of any GSMP Purchaser or any Holder specifically for inclusion therein.  This indemnity agreement shall be in addition to any liability that the Issuers may otherwise have.

Each Issuer also jointly and severally agrees to indemnify as provided in this Section 5(a) or contribute as provided in Section 5(d) hereof to Losses of each underwriter, if any, of GSMP Securities registered under the Shelf Registration Statement, their directors, officers, employees, Affiliates or agents and each person who controls such underwriter on substantially the same basis as that of the indemnification of the GSMP Purchasers and the selling Holders provided in this Section 5(a) and shall, if requested by any Holder, enter into an underwriting agreement reflecting such agreement, as provided in Section 3(m) hereof.

(b)  Each Holder of GSMP Securities covered by a Registration Statement (including each GSMP Purchaser that is a Holder) severally and not jointly agrees to indemnify and hold harmless the Issuers, each of their respective directors, each of their respective officers who signs such Registration Statement and each person who controls the Issuers within the meaning of either the Securities Act or the Exchange Act, to the same extent as the foregoing indemnity from the Issuers to each such Holder, but only with reference to written information relating to such Holder furnished to the Issuers by or on behalf of such Holder specifically for inclusion in the documents referred to in the foregoing indemnity.  This indemnity agreement will be in addition to any liability that any such Holder may otherwise have.

(c)  Promptly after receipt by an indemnified party under this Section 5 or notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this Section, notify the indemnifying party in writing of the commencement thereof; but the failure so to notify the indemnifying party (i) will not relieve it from liability under paragraph (a) or (b) above unless and to the extent it did not otherwise learn of such action and such failure results in the forfeiture by the indemnifying party of substantial rights and defenses; and (ii) will not, in any event, relieve the indemnifying party from any obligations to any indemnified party other than the indemnification obligation provided in paragraph (a) or (b) above.  The indemnifying party shall be entitled to appoint counsel (including local counsel) of the indemnifying party’s choice at the indemnifying party’s expense to represent the indemnified party in any action for which indemnification is sought (in which case the indemnifying party shall not thereafter be responsible for the fees and expenses of any separate counsel, other than local counsel if not appointed by the indemnifying party, retained by the indemnified party or parties except as set forth below); provided, however, that such counsel shall be reasonably satisfactory to the indemnified party.  Notwithstanding the indemnifying party’s election to appoint counsel (including local counsel) to represent the indemnified party in an action, the indemnified party shall have the right to employ separate counsel (including local counsel), and the indemnifying party shall bear the reasonable fees, costs and expenses of such separate counsel if (i) the use of counsel chosen by the indemnifying party to represent the indemnified party would present such counsel with a conflict of interest; (ii) the actual or potential defendants in, or targets of, any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be legal defenses available to it and/or other indemnified parties that are different from or additional to those available to the indemnifying party; (iii) the indemnifying party shall not have employed counsel reasonably satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of the institution of such action; or (iv) the indemnifying party shall authorize the indemnified party to employ separate counsel at the expense of the indemnifying party.  An indemnifying party will not, without the prior written consent of the indemnified parties (such consent not be to unreasonably withheld or delayed), settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified parties are actual or potential parties to such claim or action) unless such settlement, compromise or consent includes an unconditional release of each indemnified party from all liability arising out of such claim, action, suit or proceeding.

(d)  In the event that the indemnity provided in paragraph (a) or (b) of this Section is unavailable to or insufficient to hold harmless an indemnified party for any reason, then each applicable indemnifying party shall have a joint and several obligation to contribute to the aggregate losses, claims, damages and liabilities (including legal or other expenses reasonably incurred in connection with investigating or defending any loss, claim, liability, damage or action) (collectively “Losses”) to which such indemnified party may be subject in such proportion as is appropriate to reflect the relative benefits received by such indemnifying party, on the one hand, and such indemnified party, on the other hand, from the Placement and the Registration Statement which resulted in such Losses; provided, however, that in no case shall any underwriter be responsible for any amount in excess of the underwriting discount or commission applicable to the securities purchased by such underwriter under the Registration Statement which resulted in such Losses.  If the allocation provided by the immediately preceding sentence is unavailable for any reason, the indemnifying party and the indemnified party shall contribute in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of such indemnifying party, on the one hand, and such indemnified party, on the other hand, in connection with the statements or omissions which resulted in such Losses as well as any other relevant equitable considerations.  Benefits received by the Issuer shall be deemed to be equal to the total net proceeds from the Placement (before deducting expenses) as set forth in the Final Memorandum.  Benefits received by any Holder shall be deemed to be equal to the value of receiving GSMP Securities registered under the Securities Act.  Benefits received by any underwriter shall be deemed to be equal to the total underwriting discounts and commissions, as set forth on the cover page of the Prospectus forming a part of the Registration Statement which resulted in such Losses.  Relative fault shall be determined by reference to, among other things, whether any untrue or any alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information provided by the indemnifying party, on the one hand, or by the indemnified party, on the other hand, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such untrue statement or omission.   The parties agree that it would not be just and equitable if contribution were determined by pro rata allocation (even if the Holders were treated as one entity for such purpose) or any other method of allocation which does not take account of the equitable considerations referred to above.  Notwithstanding the provisions of this paragraph (d), no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.  For purposes of this Section, each person who controls a Holder within the meaning of either the Securities Act or the Exchange Act and each director, officer, employee and agent of such Holder shall have the same rights to contribution as such Holder, and each person who controls any Issuer within the meaning of either the Securities Act or the Exchange Act, each officer, director, employee and agent of Issuers who shall have signed the Registration Statement and each director of the Issuers shall have the same rights to contribution as the Issuers, subject in each case to the applicable terms and conditions of this paragraph (d).

(e)  The provisions of this Section will remain in full force and effect, regardless of any investigation made by or on behalf of any Holder or the Issuers or any of the indemnified persons referred to in this Section 5, and will survive the sale by a Holder of securities covered by a Registration Statement.

6.      Underwritten Registrations.

(a)  If any of the GSMP Securities covered by any Shelf Registration Statement are to be sold in an underwritten offering, the Managing Underwriters shall be selected by the GSMP Purchasers, if any GSMP Purchaser is a Holder, or by the Majority Holders, if no GSMP Purchaser is a Holder.

(b)  No person may participate in any underwritten offering pursuant to any Shelf Registration Statement, unless such person (i) agrees to sell such person’s GSMP Securities on the basis reasonably provided in any underwriting arrangements approved by the persons entitled hereunder to approve such arrangements; and (ii) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements.

                7.      Registration Defaults.  The Issuers agree to pay, jointly and severally, as liquidated damages, additional interest on the Senior Toggle Notes constituting GSMP Securities (“Additional Interest”) if:

(a)  on or prior to the 367th day after the Request Date, the Shelf Registration Statement has not been declared effective, if applicable; or

(b)  the Shelf Registration Statement required by this Agreement has been declared effective but ceases to be effective at any time at which it is required to be effective under this Agreement

(each such event referred to in clauses (a) and (b) a “Registration Default”), then, except during any suspension of the availability of the Shelf Registration and any related Prospectus pursuant to Section 3(h)(ii), Additional Interest will accrue on the principal amount of the Senior Toggle Notes (in addition to the stated interest on the Senior Toggle Notes) at a rate of 0.25 percent per annum (which rate will be increased by an additional 0.25 percent per annum for each subsequent 90-day period during which such Additional Interest continues to accrue; provided that the rate at which such Additional Interest accrues may in no event exceed 0.50 percent per annum) commencing on (x) the 368th day after the Request Date, in the case of subsection (a) above, or (y) the day on which such Shelf Registration Statement ceases to be effective, in the case of subsection (b) above; provided, however, that upon the effectiveness of the Shelf Registration Statement (in the case of subsection (a) above) or upon the effectiveness of the Shelf Registration Statement which had ceased to remain effective (in the case of subsection (b) above), Additional Interest on such GSMP Securities as a result of such subsection shall cease to accrue.

Any amounts of Additional Interest due will be payable on the same original interest payment dates as interest on the Senior Toggle Notes is payable.  Such Additional Interest will be payable in the form of additional Senior Toggle Notes, as applicable, if the then applicable interest rate thereon exceeds 10.375% with respect to the Senior Toggle Notes.

                8.      No Inconsistent Agreements.  Each Issuer has not entered into, and agrees not to enter into, any agreement with respect to its securities that is inconsistent with the rights granted to the Holders herein or that otherwise conflicts with the provisions hereof.

                9.      Amendments and Waivers.  The provisions of this Agreement may not be amended, qualified, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, unless the Issuers have obtained the written consent of the Holders of a majority of the aggregate principal amount of the Registrable Securities outstanding; provided that, with respect to any matter that directly or indirectly affects the rights of any GSMP Purchaser hereunder, the Issuers shall obtain the written consent of each such GSMP Purchaser against which such amendment, qualification, supplement, waiver or consent is to be effective; provided, further, that no amendment, qualification, supplement, waiver or consent with respect to Section 7 hereof shall be effective as against any Holder of Registered Securities unless consented to in writing by such Holder; and provided, further, that the provisions of this Section 9 may not be amended, qualified, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, unless the Issuers have obtained the written consent of each GSMP Purchaser and each Holder.  Notwithstanding the foregoing (except the foregoing provisos), a waiver or consent to departure from the provisions hereof with respect to a matter that relates exclusively to the rights of Holders whose GSMP Securities are being sold pursuant to a Registration Statement and that does not directly or indirectly affect the rights of other Holders may be given by the GSMP Purchasers, determined on the basis of GSMP Securities being sold rather than registered under such Registration Statement.

               10.     Notices.  All notices, requests and other communications provided for or permitted hereunder shall be made in writing by hand-delivery, first-class mail, telex, telecopier or air courier guaranteeing overnight delivery:

(a)  if to a Holder, at the most current address given by such Holder in accordance with the provisions of this Section 10, which address initially is, with respect to each Holder, the address of such Holder maintained by the Trustee under the Indenture;

(b)  if to the Issuers, initially at its address set forth in the Purchase Agreement.

All such notices and communications shall be deemed to have been duly given when received.

The GSMP Purchasers or the Issuers by notice to the other parties may designate additional or different addresses for subsequent notices or communications.

                11.    Successors.  This Agreement shall inure to the benefit of and be binding upon the parties hereto, their respective successors and assigns, including, without the need for an express assignment or any consent by the Issuers thereto, subsequent Holders of GSMP Securities and the indemnified persons referred to in Section 5 hereof.  The Issuers hereby agree to extend the benefits of this Agreement to any Holder of GSMP Securities, and any such Holder may specifically enforce the provisions of this Agreement as if an original party hereto.

                12.    Counterparts.  This Agreement may be signed in one or more counterparts, each of which shall constitute an original and all of which together shall constitute one and the same agreement.

                13.    Headings.  The section headings used herein are for convenience only and shall not affect the construction hereof.

                14.    Applicable Law.  This Agreement shall be governed by and construed in accordance with the laws of the State of New York applicable to contracts made and to be performed in the State of New York.  The parties hereto each hereby waive, to the fullest extent permitted by the applicable law, any right to trial by jury in any action, proceeding or counterclaim arising out of or relating to this Agreement.

                15.    Severability.  In the event that any one of more of the provisions contained herein, or the application thereof in any circumstances, is held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions hereof shall not be in any way impaired or affected thereby, it being intended that all of the rights and privileges of the parties shall be enforceable to the fullest extent permitted by law.

                16.    GSMP Securities Held by the Issuers, etc.  Whenever the consent or approval of Holders of a specified percentage of principal amount of GSMP Securities is required hereunder, GSMP Securities held by the Issuers or their Affiliates (other than subsequent Holders of GSMP Securities if such subsequent Holders are deemed to be Affiliates solely by reason of their holdings of such GSMP Securities) shall not be counted in determining whether such consent or approval was given by the Holders of such required percentage.

If the foregoing is in accordance with your understanding of our agreement, please sign and return to us the enclosed duplicate hereof, whereupon this letter and your acceptance shall represent a binding agreement between the Issuers and the several Purchasers named herein.

                        ALLTEL COMMUNICATIONS, INC.

                                                        By:     /s/  Sharilyn S. Gasaway
                                                            Name:Sharilyn S. Gasaway
                                                            Title:Executive Vice President and
                                                             Chief Financial Officer

                        ALLTEL COMMUNICATIONS FINANCE, INC.

                                                        By:    /s/  Sharilyn S. Gasaway
                                                            Name:Sharilyn S. Gasaway
                                                            Title:Executive Vice President and
                                                                     Chief Financial Officer

                        ALLTEL CORPORATION

                                                        By:    /s/  Sharilyn S. Gasaway
                                                            Name:Sharilyn S. Gasaway
                                                            Title:Executive Vice President and
                                                                     Chief Financial Officer

                        EACH OF THE GUARANTORS LISTED
                ON ANNEX A HERETO

                                                        By:    /s/  Sharilyn S. Gasaway
                                                            Name:Sharilyn S. Gasaway
                                                            Title:Authorized Signatory

The foregoing Agreement is hereby confirmed and accepted as of the date first above written.

By:        GSMP V ONSHORE US, LTD.

By          /s/ Melina Higgins
Name: Melina Higgins
Title: Managing Director

By:        GSMP V OFFSHORE US, LTD.

By          /s/ Melina Higgins
              Name: Melina Higgins
Title: Managing Director

By:        GSMP V INSTITUTIONAL US, LTD.

By          /s/ Melina Higgins
Name: Melina Higgins
Title: Managing Director

ANNEX A

Subsidiary Guarantors
1.	ACI Procurement Company LP
2.	Alltel Cellular Associates of Arkansas Limited Partnership
3.	Alltel Communications Investments, Inc.
4.	Alltel Communications of Michigan RSA #4, Inc.
5.	Alltel Communications of Michigan RSA #6 Cellular Limited Partnership
6.	Alltel Communications of Michigan RSAs, Inc.
7.	Alltel Communications of Mississippi RSA #2, Inc.
8.	Alltel Communications of Mississippi RSA #6, Inc.
9.	Alltel Communications of Mississippi RSA #7, Inc.
10.	Alltel Communications of Nebraska, Inc.
11.	Alltel Communications of New Mexico, Inc.
12.	Alltel Communications of North Arkansas, Inc.
13.	Alltel Communications of North Louisiana Cellular Limited Partnership
14.	Alltel Communications of Ohio No. 2, Inc.
15.	Alltel Communications of Ohio No. 3, Inc.
16.	Alltel Communications of Petersburg, Inc.
17.	Alltel Communications of Pine Bluff, LLC
18.	Alltel Communications of Saginaw, Inc.
19.	Alltel Communications of South Arkansas, Inc.
20.	Alltel Communications of Southern Michigan Cellular Limited Partnership
21.	Alltel Communications of Southern Michigan, Inc.
22.	Alltel Communications of Southwest Arkansas Cellular Limited Partnership
23.	Alltel Communications of Texarkana, Inc.
24.	Alltel Communications of Texas Limited Partnership
25.	Alltel Communications of the Southwest Limited Partnership
26.	Alltel Communications of Virginia No. 1, Inc.
27.	Alltel Communications of Virginia, Inc.
28.	Alltel Communications Southwest Holdings, Inc.
29.	Alltel Communications Wireless of Louisiana, Inc.
30.	Alltel Communications Wireless, Inc.

Subsidiary Guarantors
31.	Alltel Group
32.	Alltel Group LLC
33.	Alltel Incentives LLC
34.	Alltel International Holding, Inc.
35.	Alltel Investments, Inc.
36.	Alltel Mobile of Louisiana, LLC
37.	Alltel Newco LLC
38.	Alltel Ohio Limited Partnership
39.	Alltel Properties, LLC
40.	Alltel Remote Access, Inc.
41.	Alltel Telelink, Inc.
42.	Alltel Wireless Holdings of Nebraska, Inc.
43.	Alltel Wireless Holdings, L.L.C.
44.	Alltel Wireless of Alexandria, LLC
45.	Alltel Wireless of LaCrosse, LLC
46.	Alltel Wireless of Michigan RSA #1 and RSA #2, Inc.
47.	Alltel Wireless of Mississippi RSA #5, LLC
48.	Alltel Wireless of North Louisiana, LLC
49.	Alltel Wireless of Shreveport, LLC
50.	Alltel Wireless of Texarkana, LLC
51.	Alltel Wireless of Wisconsin Appleton-Oshkosh- Neenah MSA, LLC
52.	Alltel Wireless of Wisconsin RSA #1, LLC
53.	Alltel Wireless of Wisconsin RSA #10, LLC
54.	Alltel Wireless of Wisconsin RSA #2, LLC
55.	Alltel Wireless of Wisconsin RSA #3, LLC
56.	Alltel Wireless of Wisconsin RSA #6, LLC
57.	Alltel Wireless of Wisconsin RSA #8, LLC
58.	Appleton-Oshkosh-Neenah MSA Limited Partnership
59.	Cellular of Southern Illinois, Inc.
60.	Celutel, Inc.
61.	Central Florida Cellular Telephone Company, Inc.
62.	Control Communications Industries, Inc.

SubsidiaryGuarantors
63.	CP National Corporation
64.	Dynalex, Inc.
65.	Eau Claire Cellular Telephone Limited Partnership
66.	Eau Claire Cellular, Inc.
67.	First Wireless, LLC
68.	Great Western Cellular Holdings, LLC
69.	ID Holding, LLC
70.	KIN Network, Inc.
71.	Midwest Wireless Communications L.L.C.
72.	Midwest Wireless Holdings L.L.C.
73.	Midwest Wireless Iowa L.L.C.
74.	Midwest Wireless Wisconsin L.L.C.
75.	Minford Cellular Telephone Company
76.	MVI Corp.
77.	N12AR, LLC
78.	North-West Cellular of Eau Claire, Inc.
79.	Ocean Technology, Inc.
80.	Ocean Technology International, Inc.
81.	Pacific Telecom Cellular of Washington, Inc.
82.	Pacific Telecom Cellular, Inc.
83.	Pascagoula Cellular Services, Inc.
84.	Radiofone, Inc.
85.	RCTC Wholesale Corporation
86.	Saginaw Bay Cellular Company
87.	Six Zulu Echo, LLC
88.	Southern Illinois Cellular Corp.
89.	Southern Illinois RSA Partnership
90.	Switch 2000 L.L.C.
91.	Telecor Cellular, Inc.
92.	Tucson 21 Cellular Limited Partnership
93.	UC/PTC of Wisconsin, LLC
94.	Universal Cellular, Inc.

Subsidiary Guarantors
95.	Virginia Cellular LLC
96.	Western CLEC Corporation
97.	Western COG Corporation
98.	Western Wireless International Austria Corporation
99.	Western Wireless International Bolivia III Corporation
100.	Western Wireless International Corporation
101.	Western Wireless International Georgia Corporation
102.	Western Wireless International Ghana Corporation
103.	Western Wireless International Haiti Corporation
104.	Western Wireless International Holding Corporation
105.	Western Wireless International Ivory Coast Corporation
106.	Western Wireless International Ivory Coast II Corporation
107.	Western Wireless International Kosovo Corporation
108.	Western Wireless International SakSat Corporation
109.	Western Wireless International Slovenia Corporation
110.	Western Wireless International Slovenia II Corporation
111.	Western Wireless LLC
112.	WWC CLEC Holding Corporation
113.	WWC Holding Co., Inc.
114.	WWC License Holding LLC
115.	WWC License LLC
116.	WWC Systems Purchasing Corporation
117.	WWC Texas RSA Holding Corporation
118.	WWC Texas RSA Limited Partnership

A-4